Exhibit 99.2

Second Quarter 2012 Results

July 17, 2012

Investor Presentation

2012 vs. 2011 P&L Summary

Second Quarter Year to Date

2012 2011% Δ 2012 2011% Δ

Revenue $3,561.0 $3,487.4 2.1% $6,868.2 $6,638.8 3.5%

EBITA (a) 530.4 511.4 3.7% 916.8 854.2 7.3%

% Margin 14.9% 14.7% 13.3% 12.9%

Amortization of Intangibles 24.0 23.3 47.9 43.9

Operating Income $506.4 $488.1 3.7% $868.9 $810.3 7.2%

% Margin 14.2% 14.0% 12.7% 12.2%

(a) EBITA is a non-GAAP financial measure. See page 24 for the definition of this measure and page 20 for the reconciliation of non-GAAP measures.

July 17, 2012 1

2012 vs. 2011 P&L Summary

Second Quarter Year to Date

2012 2011% Δ 2012 2011% Δ

Operating Income $506.4 $488.1 3.7% $868.9 $810.3 7.2%

% Margin 14.2% 14.0% 12.7% 12.2%

Net Interest Expense 34.9 27.6 64.0 59.9

Income Taxes 161.9 158.1 271.2 231.9(a)

% Tax Rate 34.3% 34.3% 33.7% 30.9%

Income from Equity Method

4.6 4.8 6.5 5.9

Investments

Noncontrolling Interests 31.5 32.1 52.9 47.4

Net Income – Omnicom Group $282.7 $275.1 2.8% $487.3 $477.0 2.2%

(a) In the first quarter of 2011, we recorded an aggregate pre-tax charge of $7.9 million, consisting of a gain of $123.4 million related to a non-cash remeasurement gain, and repositioning charges of $131.3 million. The tax effect of these items was a net benefit of $36.7 million. This was partially offset by a tax charge of $9.0 million related to a tax accrual recorded in accordance with ASC 740 (FIN 48) during the first quarter of 2011. The after-tax effect of these items increased Net Income by $19.8 million and reduced our effective tax rate.

July 17, 2012 2

2012 vs. 2011 Net Income and Earnings Per Share

Second Quarter Year to Date

2012 2011 2012 2011

Net Income – Omnicom Group $282.7 $275.1 $487.3 $477.0

Net Income – Participating Securities (6.4) (2.9) (10.9) (4.9) Net Income Available for Common Shares $276.3 $272.2 $476.4 $472.1 Diluted Shares (millions) 271.8 283.7 273.9 286.1

EPS – Diluted $1.02 $0.96 $1.74 $1.65

Dividend Declared per Share $0.30 $0.25 $0.60 $0.50

July 17, 2012 3

2012 Total Revenue Change

Second Quarter Year to Date

$ % Δ $ % Δ

Prior Period Revenue $3,487.4 $6,638.8

Foreign Exchange (FX) Impact (a) (130.4) -3.7% (166.5) -2.5%

Acquisition/Disposition Revenue (b) 25.3 0.7% 56.4 0.9%

Organic Revenue (c) 178.7 5.1% 339.5 5.1%

Current Period Revenue $3,561.0 2.1% $6,868.2 3.5%

(a) To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency. (b) Acquisition/Disposition revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c) Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

July 17, 2012 4

2012 Revenue by Discipline

Second Quarter Year to Date

Specialty Specialty 7.3% PR 7.4% PR

9.0% 9.2%

Advertising Advertising 47.5% 47.2%

CRM CRM

36.2% 36.2%

     % Organic % Organic $ Mix % Growth Growth (a) $ Mix % Growth Growth (a)

Advertising $1,690.7 3.4% 7.1% Advertising $3,240.8 5.7% 7.8% CRM 1,287.6 2.1% 5.8% CRM 2,489.3 2.2% 4.5% PR 322.2 2.2% 0.9% PR 629.1 4.3% 2.6% Specialty 260.5 -5.7% -5.2% Specialty 509.0 -4.8% -4.6%

“Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 4.

July 17, 2012 5

2012 Revenue by Geography

Second Quarter

Year to Date

UK UK

     8.7% 8.7% Rest of Rest of World World 22.9% 22.8%

     Euro Euro Markets Markets

16.2% 16.4% U.S. U.S.

52.2% 52.1%

July 17, 2012 6

2012 Revenue by Geography (cont’d)

Second Quarter Year to Date

$ Mix $ Growth $ Mix $ Growth

United States $1,859.6 $95.4 United States $3,579.0 $162.2

Organic 95.6 Organic 168.9

Acquisition (0.2) Acquisition (6.7)

International $1,701.4 $(21.8) International $3,289.2 $67.2

Organic 83.1 Organic 170.6

Acquisition 25.5 Acquisition 63.1

FX (130.4) FX (166.5)

     % Organic % Organic $ Mix % Growth Growth (a) $ Mix % Growth Growth (a)

United States $1,859.6 5.4% 5.4% United States $3,579.0 4.7% 4.9%

Euro Currency Markets 576.6 -12.9% -1.5% Euro Currency Markets 1,124.2 -9.3% -0.7% United Kingdom 310.9 2.3% 3.2% United Kingdom 597.7 2.4% 3.6%

Rest of World 813.9 7.5% 11.0% Rest of World 1,567.3 12.1% 11.3%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 4.

July 17, 2012 7

Revenue by Industry

Second Quarter – 2012

T&E Auto

     6% 9% Telcom 6%

     Consumer Products Tech 9% 10% Financial Retail Services 6% 9%

Pharma &

Health Food & 10% Beverage 14%

Other 21%

Second Quarter – 2011

T&E Auto

     6% 8% Telcom 7%

     Consumer Products 10% Tech 9% Financial Services Retail 9% 6%

Pharma &

     Food & Health Beverage 10% 14%

Other 21%

Growth

Auto 20.0% Food & Beverage -0.1% Consumer Products 7.0% Financial Services -3.1% Pharma & Healthcare -0.3% T&E -6.1% Retail 12.7% Technology 4.5% Telecom -9.9% Other Industries 0.9%

July 17, 2012 8

Cash Flow Performance

Six Months Ended June 30 2012 2011

Net Income $540.2 $524.4

Depreciation and Amortization Expense 138.7 133.9

Share-Based Compensation Expense 44.4 32.9

Other Non-Cash Items to Reconcile to Net Cash Provided by

(59.2) (140.6)(b)

Operating Activities, net

Free Cash Flow (a) $664.1 $550.6

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 18.

(a) The Free Cash Flow amounts presented above are non-GAAP financial measures. See page 24 for the definition and page 21 for GAAP reconciliation.

(b) 2011 figures include a $123.4 million non-cash gain on re-measurement of our equity interest in Clemenger Group.

July 17, 2012 9

Cash Flow Performance

     Six Months Ended June 30 2012 2011 Free Cash Flow (a) $664.1 $550.6

Primary Uses of Cash:

Dividends 153.5 129.2

Dividends paid to Noncontrolling Interest Shareholders 56.8 50.1

Capital Expenditures 112.8 81.1 Acquisitions and Payments for Additional Interest in Controlled

98.9 276.6

Subsidiaries, net of Proceeds from Sale of Investments

Stock Repurchases, net 570.8 557.3

Primary Uses of Cash (a) 992.8 1,094.3

Net Free Cash Flow (a) $(328.7) $(543.7)

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 18.

(a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP financial measures.

See page 24 for the definition of these measures and page 21 for the reconciliation of non-GAAP measures.

July 17, 2012 10

Current Credit Picture

12 Months Ended June 30 2012 2011

EBITDA (a) $2,008.3 $1,827.7

Gross Interest Expense 161.8 153.8 EBITDA / Gross Interest Expense 12.4x 11.9 x Total Debt / EBITDA 2.0x 1.8 x Net Debt (b) / EBITDA 1.1x 1.2 x

Debt

Bank Loans (Due Less Than 1 Year) $12 $66 CP & Borrowings Issued Under Revolver – –Convertible Notes (c) 660 660 Senior Notes (c) 3,250 2,500 Other Debt – (13)

Total Debt $3,922 $3,213

Cash and Short Term Investments 1,680 1,003

Net Debt (b) $2,242 $2,210

(a) EBITDA is a non-GAAP financial measure. See page 24 for the definition of this measure and page 20 for the reconciliation of non-GAAP measures. (b) Net Debt is a non-GAAP financial measure. See page 24 for the definition of this measure.

(c) See pages 15 and 16 for additional information on our Convertible Notes and Senior Notes and page 17 for additional information on the 2022 Senior Notes issued during the second quarter of 2012.

July 17, 2012 11

Historical Returns

Return on Invested Capital (ROIC) (a) :

Twelve Months Ended June 30, 2012 16.0%

Twelve Months Ended June 30, 2011 15.5%

Return on Equity (b):

Twelve Months Ended June 30, 2012 28.2%

Twelve Months Ended June 30, 2011 24.5%

(a) Return on Invested Capital is After Tax Operating Income (a non-GAAP measure – see page 24 for the definition of this measure and page 21 for the reconciliation of non-GAAP measures) divided by the average of Invested Capital at the beginning and the end of the period

(Book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments).

(b) Return on Equity is Net Income for the given period divided by the average of shareholders equity at the beginning and end of the period.

July 17, 2012 12

Net Cash Returned to Shareholders through Dividends and Share Repurchases

Omnicom's Revenues and Net Income doubled since 2002(a). From 2002 through Q2 2012, Omnicom distributed over 95% of Net Income to shareholders, through Dividends and Share Repurchases.

9.0 $8.66 $8.51 8.0

7.0 $6.50

Billions 6.0 5.0 in 4.0 $

3.0 $2.01 2.0

1.0

-

     2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 YTD 2012 Cumulative Dividends Paid

Cumulative Cost of Net Shares Repurchased, defined as payments for repurchases of common stock less proceeds from stock plans Cash Returned to Shareholders, defined as the sum of Cumulative Dividends paid and Cumulative Cost of Net Shares Repurchased Cumulative Net Income - Omnicom Group Inc.

(a) Omnicom Revenue increased from $6.9 billion to $13.9 billion and Net Income increased from $455 million to $953 million in 2002 and 2011, respectively.

July 17, 2012 13

Supplemental Financial Information

July 17, 2012 14

Omnicom Debt Structure

Bank Loans $12

     2038 Convert $407 2032 Convert $253 2016 Senior Notes $1,000

     2022 Senior Notes 2019 Senior Notes $750 $500

2020 Senior Notes $1,000

The above chart sets forth Omnicom’s debt outstanding at June 30, 2012. The amounts reflected above for the 2016, 2019, 2020 and 2022 Senior Notes represent the principal amount of these notes at maturity on April 15, 2016, July 15, 2019, August 15, 2020 and May 1, 2022, respectively.

July 17, 2012 15

Omnicom Debt Maturity Profile

$1,200

     2016 2020 Senior Notes Senior Notes $1,000

     2022 $800

Senior Notes

$600

     2019 Senior Notes 2038 $400 Convert 2032 Convert $200

     Other Borrowings $0

Our 2032 Convertible Notes are putable on July 31, 2012 and annually in July thereafter until maturity. Our 2038 Convertible Notes are putable in June 2013, 2018, 2023 and annually thereafter until maturity.

Other borrowings at June 30, 2012 include short-term borrowings of $12 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through October 2016, the date of expiration of our five-year credit facility.

July 17, 2012 16

Senior Notes Due 2022

Principal Amount $750 Million

     Omnicom Group, Omnicom Co - Issuers Finance, Omnicom Capital

Date April 23, 2012

Maturity May 1, 2022

Security Unsecured, pari passu with Bank Facility Coupon 3.625% Spread Over Comparable Treasury at Issue 1.70%

     Moody’s: Baa1 Rating S&P: BBB+

July 17, 2012 17

Condensed Cash Flow

     Six Months Ended June 30 2012 2011 Net Income $540.2 $524.4

Share-Based Compensation Expense 44.4 32.9 Depreciation and Amortization 138.7 133.9 Gain on Remeasurement of Equity Interest in Clemenger Group – (123.4) Other Non-Cash Items to Reconcile to Net Cash Provided by Operating Activities, net (59.2) (17.2) Changes in Operating Capital (506.8) (813.2)

Net Cash Provided by (Used in) Operating Activities 157.3 (262.6)

Capital Expenditures (112.8) (81.1) Acquisitions, net of Proceeds from Sale of Investments (96.3) (260.9)

Net Cash Used in Investing Activities (209.1) (342.0)

Dividends (153.5) (129.2)

Dividends paid to Noncontrolling Interest Shareholders (56.8) (50.1) Proceeds from Short-term & Long-term Debt, net 749.7 10.1 Repayment of Convertible Debt – (0.1) Stock Repurchases, net of Proceeds from Stock Plans and Excess Tax Benefit from Stock Plans (570.8) (557.3) Payments for Additional Interest in Controlled Subsidiaries, net (2.6) (15.7) Other Financing Activities, net (21.3) (11.8)

Net Cash Used in Financing Activities (55.3) (754.1) Effect of exchange rate changes on cash and cash equivalents (8.8) 56.3 Net Decrease in Cash and Cash Equivalents $(115.9) $(1,302.4)

July 17, 2012 18

2012 Acquisition Related Expenditures

Year to Date

Acquisitions of Businesses and Affiliates (a) $78.2 Additional Interest in Controlled Subsidiaries (b) 2.6 Earn-outs (c) 32.4

Total Acquisition Expenditures (d) $113.2

(a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership. (b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Non-controlling Interest.

(c) Includes additional consideration paid for acquisitions completed in prior periods.

(d) Total Acquisition Expenditures figure is net of cash acquired.

July 17, 2012 19

Reconciliation of Non-GAAP Measures

3 Months Ended June 30 12 Months Ended June 30 2012 2011 2012 2011

Revenue $3,561.0 $3,487.4 $14,102.0 $13,220.2

Operating Expenses, excluding Depreciation and Amortization 2,985.3 2,930.7 12,093.7 11,392.5

EBITDA 575.7 556.7 2,008.3 1,827.7 Depreciation 45.3 45.3 183.2 181.6 EBITA 530.4 511.4 1,825.1 1,646.1

Amortization of Intangibles 24.0 23.3 95.4 82.1

Operating Income 506.4 488.1 1,729.7 1,564.0

Net Interest Expense 34.9 27.6 126.2 121.8

Income Before Tax 471.5 460.5 1,603.5 1,442.2 Taxes 161.9 158.1 545.1 468.2

Income from Equity Method Investments 4.6 4.8 17.9 24.4

Net Income 314.2 307.2 1,076.3 998.4

Less: Net Income Attributed to Noncontrolling Interests 31.5 32.1 113.4 100.4

Net Income – Omnicom Group $282.7 $275.1 $962.9 $898.0

The above reconciles EBITDA & EBITA to the GAAP financial measures for the periods presented.

EBITDA and EBITA are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios as presented on page 11 of this presentation.

July 17, 2012 20

Reconciliation of Non-GAAP Measures

     Six Months Ended June 30 2012 2011 Net Free Cash Flow $(328.7) $(543.7) Cash Flow items excluded from Net Free Cash Flow:

Changes in Operating Capital (506.8) (813.2) Proceeds from Short-term & Long-tem Debt, net 749.7 10.1 Repayment of Convertible Debt – (0.1) Other Financing Activities, net (21.3) (11.8) Effect of exchange rate changes on cash and cash equivalents (8.8) 56.3

Net Decrease in Cash and Cash Equivalents $(115.9) $(1,302.4)

Twelve Months Ended June 30 2012 2011

Operating Income $1,729.7 $1,564.0

Effective Tax Rate for the applicable period 34.0% 32.5% Income Taxes on Operating Income 588.1 507.7

After Tax Operating Income $1,141.6 $1,056.3

July 17, 2012 21

Second Quarter Acquisition

Portland is a communications, public affairs and international affairs consultancy founded in 2001. Portland’s services include corporate positioning & strategy, crisis communications, media communications & technology, events, digital strategy, social media monitoring, mobile application development, media production, research & polling and government advisory services.

With headquarters in London, United Kingdom and offices in New York, New York and Nairobi, Kenya, Portland will operate within the Diversified Agency Services network.

July 17, 2012 22

Second Quarter Acquisition

Founded in 2008, adam&eve has built a strong client base of blue chip clients and gained recognition as Agency of the Year in 2010 by Campaign and Marketing magazines. The agency offers a wide range of marketing services, including general and digital advertising.

Based in London, United Kingdom, adam&eve will merge with DDB UK to create a new agency, adam&eve/DDB, which will operate within the DDB Worldwide network.

July 17, 2012 23

Disclosure

The preceding materials have been prepared for use in the July 17, 2012 conference call on Omnicom’s results of operations for the period ended June 30, 2012. The call will be archived on the Internet at http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements

Certain of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties, including those that are described in our 2011 Annual Report of Form 10-K under Item 1A - Risk Factors and Item 7 -Management’s Discussion and Analysis of Financial Condition and Results of Operations, include, but are not limited to, our future financial position and results of operations, global economic conditions and conditions in the credit markets, losses on media purchases and production costs incurred on behalf of clients, reductions in client spending and/or a slowdown in client payments, competitive factors, changes in client communication requirements, managing conflicts of interest, the hiring and retention of personnel, maintaining a highly skilled workforce, our ability to attract new clients and retain existing clients, reliance on information technology systems, changes in government regulations impacting our advertising and marketing strategies, risks associated with assumptions we make in connection with our critical accounting estimates and legal proceedings, and our international operations, which are subject to the risks of currency fluctuations and foreign exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are our present expectations. Actual events or results may differ. We undertake no obligation to update or revise any forward-looking statement, except as required by law.

Non-GAAP Financial Measures

We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 20 and 21.

The non-GAAP measures used in this presentation include the following:

Net Free Cash Flow, defined as Free Cash Flow (defined below) less the Primary Uses of Cash (defined below). Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this presentation is meaningful for understanding our primary sources and primary uses of that cash flow. Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense and gain on re-measurement of equity interest in affiliates less other non-cash items to reconcile to net cash provided by operating activities. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds and excess tax benefit from our stock plans, and excludes changes in working capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes.

EBITDA, defined as operating income before interest, taxes, depreciation and amortization. We believe EBITDA is meaningful because the financial covenants in our credit facilities are based on EBITDA.

EBITA, defined as operating income before interest, taxes and amortization. We use EBITA as an additional operating performance measure, which excludes acquisition-related amortization expense, because we believe that EBITA is a useful measure to evaluate the performance of our businesses.

Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the metrics used by us to assess our cash management.

After Tax Operating Income, defined as operating income less income taxes calculated using the effective tax rate for the applicable period.

Other Information

All dollar amounts are in millions except for per share amounts and figures shown on page 13. The following information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

July 17, 2012 24